                       [SIEGEL, SOMMERS & SCHWARTZ L.L.P.
                                   LETTERHEAD]




                                October 16, 1995


To the Unsecured Creditors of
Jay Jacobs, Inc.
Seattle, WA


          Re: Recommendation of Committee of Creditors in favor of Plan of Reorganization


Dear Creditor:

The undersigned represents the Official Committee of Unsecured Creditors (the "Committee") of Jay Jacobs, Inc. (the "Debtor"). This letter is being sent to each of you to inform you of the Committee's support for the Debtor's First Amended Chapter 11 Plan of Reorganization (the "Plan") and to urge you to cast your vote in favor of the Plan. On May 13, 1994, the Debtor filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code. The Committee was appointed by the Office of the United States Trustee on May 24, 1994 to represent the interests of all unsecured creditors of this estate. The Committee chose to retain the following professionals to assist it in its deliberations: Siegel, Sommers & Schwartz, LLP as lead counsel; Stoel Rives Boley Jones & Gray as local counsel; and BDO Seidman, as accountants and financial advisors. The Committee has investigated the Debtor's financial history, has closely monitored the Debtor during its Chapter 11 proceedings and otherwise has been extremely active. During the last several months, the Committee was involved in exhaustive discussions on all aspects of the Plan. Finally, these negotiations resulted in the enclosed Plan which has the full support of the Committee.

The Committee believes that the Plan is in the best interests of unsecured creditors. It provides an alternative of payment plans, both of which provide for a very significant distribution to creditors. The Committee believes that each of the payment plans represents a good return to unsecured creditors which is far in excess of what they could hope to recover in the event of a liquidation of the Debtor's assets. If the Plan is confirmed in accordance with the current schedule, the initial payment to creditors will take place on January 2, 1996.

SIEGEL, SOMMERS & SCHWARTZ L.L.P.

Page 2
October 16, 1995
To the Unsecured Creditors of
Jay Jacobs, Inc.

-----------------------------


The Committee strongly recommends that creditors vote in favor of the Plan by so indicating on the enclosed ballot, which should be returned to Mark Charles Paben, Esq., Bogle & Gates, P.L.L.C., Two Union Square, 601 Union Street, Seattle, WA 98101-2346 so that it is received on or before November 8, 1995.

THE COMMITTEE URGES YOU TO REVIEW THE ENCLOSED PLAN AND ACCOMPANYING DISCLOSURE STATEMENT IN THEIR ENTIRETY BEFORE YOU CAST YOUR BALLOT.

If you have any questions, please contact the undersigned or any of those persons below-named.


                                        Very truly yours,

                                        SIEGEL, SOMMERS & SCHWARTZ, L.L.P.
                                        Lead Counsel to the Official Committee
                                        of Unsecured Creditors



                                        /s/ Lawrence C. Gottlieb
LCG:da                                  LAWRENCE C. GOTTLIEB
                                        ERIC J. HABER

Enclosure


LOCAL COUNSEL:

Bradford Anderson, Esq.
Stoel Rives
36th Floor
One Union Square
600 University Street
Seattle, WA  98101-3197

SIEGEL, SOMMERS & SCHWARTZ L.L.P.

Page 3
October 16, 1995
To the Unsecured Creditors of
Jay Jacobs, Inc.

-----------------------------


FINANCIAL ADVISORS:

William Lenhart
BDO Seidman
330 Madison Avenue
New York, NY  10017

Bob Breen
BDO Seidman
600 University, Suite 2400
1 Union Square
Seattle, WA  98101

CREDITORS COMMITTEE:

Eugene M. Schwartz      rep.  Heller Financial Inc.
Robert P. Noto           "    Republic Factors Corp.
George F. Dazet          "    BNY Financial Corp.
James W. Wold            "    Oxford Industries Inc.
William F. Kernochan     "    Congress Talcott Corp.
Kevin M. Sullivan        "    NationsBank Commercial Corp.
Steven Namm              "    Bee Darlin'-Be Smart
Jim Colson                    Star of India
William Spencer          "    Seattle-First National Bank